February 20, 2002


Raymond D. Hill                                      James A. Ward
1155 Perimeter Center West                           1155 Perimeter Center West
Atlanta, Georgia  30338                              Atlanta, Georgia  30338

Dear Mr. Hill and Mr. Ward:

         Mirant Corporation (the "Company") proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, (1) its Annual Report on Form 10-K for the year ended December 31, 2001, and (2) its quarterly reports on Form 10-Q during 2002.

         The Company and the undersigned directors and officers of the Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint Raymond D. Hill and James A. Ward our true and lawful Attorneys for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission in connection with the foregoing said Annual Report on Form 10-K, quarterly reports on Form 10-Q, and any appropriate amendment or amendments thereto and any necessary exhibits.

                                   Yours very truly,

                                   MIRANT CORPORATION


                                   By       /s/ S. Marce Fuller
                                     -----------------------------------------
                                        S. Marce Fuller
                                        President and Chief Executive Officer


                                   By       /s/ A.D. Correll
                                     ---------------------------------
                                            A.D. Correll


                                   By       /s/ A.W. Dahlberg
                                     ---------------------------------
                                            A.W. Dahlberg


                                   By       /s/ Stuart E. Eizenstat
                                     ------------------------------------------
                                            Stuart E. Eizenstat


                                    By       /s/ Carlos Ghosn
                                      ---------------------------------
                                             Carlos Ghosn


                                    By       /s/ William M. Hjerpe
                                      ------------------------------------------
                                             William M. Hjerpe


                                    By       /s/ David J. Lesar
                                      ------------------------------------------
                                             David J. Lesar


                                    By       /s/ James F. McDonald
                                      ---------------------------------
                                             James F. McDonald


                                    By       /s/ Ray M. Robinson
                                      ------------------------------------------
                                             Ray M. Robinson